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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 20, 1996
                                  ------------




                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


           Delaware                 333-2180                13-3836437
        ---------------           ------------          -------------------
        (State or Other            (Commission             (IRS Employer
        Jurisdiction of           File Number)          Identification No.)
        Incorporation)


           245 Park Avenue, New York, New York                  10167
- --------------------------------------------------------------------------------
         (Address of Principal Executive Offices)            (Zip Code)


        Registrant's telephone number, including area code (212) 272-4095
                                                           --------------


                                 Not Applicable
- --------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  OTHER EVENTS.

FILING OF CONSENT AND FINANCIAL STATEMENTS

The financial statements of Capital Markets Assurance Corporation as of December 31, 1995 and 1994 that are included in the Prospectus Supplement dated May 17, 1996 (the "Prospectus Supplement") have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to be named as "experts in the Prospectus Supplement is attached hereto as Exhibit 23.1

The financial statements of Capital Markets Assurance Corporation as of December 31, 1995 and 1994 are attached hereto as Exhibit 99.1. In addition, the unaudited financial statements of Capital Markets Assurance Corporation as of March 31, 1996 are attached hereto as Exhibit 99.2.


FILING OF COMPUTATIONAL MATERIALS*

     Pursuant to Rule 424(b) under the Securities Act of 1933, Bear Stearns Asset Backed Securities, Inc. (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to Champion Home Equity Loan Asset-Backed Certificates, Series 1996-2.

     In connection with the offering of the Champion Home Equity Loan Asset-Backed Certificates, Series 1996-2, Bear, Stearns & Co. Inc., the underwriter of the Offered Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although Champion Mortgage Co., Inc. (the "Seller") provided the Underwriter with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as
Exhibit 99.3.


- ---------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated May 17, 1996, and Prospectus Supplement dated May 17, 1996, relating to the Champion Home Equity Loan Asset-Backed Certificates, Series 1996-2.

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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.1. Consent of KPMG Peat Marwick LLP in connection with the financial statements of Capital Markets Assurance Corporation.

     99.1. Financial statements of Capital Markets Assurance Corporation as of December 31, 1995 and 1994.

     99.2. Unaudited financial statements of Capital Markets Assurance Corporation as of March 31, 1996.

     99.3      Computational Materials.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                         (Registrant)


Date:  May 20, 1996                By: /s/ Patricia Jehle
                                       ----------------------
                                       Name:   Patricia Jehle
                                       Title:  President

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                                  EXHIBIT INDEX

                                                                   Sequentially
Exhibit Number                     Description                     Numbered Page
- --------------                     -----------                     -------------


 23.1. Consent of KPMG Peat Marwick LLP in connection with the financial statements of Capital Markets Assurance
          Corporation.

 99.1.    Financial statements of Capital Markets Assurance
          Corporation as of December 31, 1995 and 1994.

 99.2. Unaudited financial statements of Capital Markets Assurance Corporation as of March 31, 1996.

 99.3     Computational Materials.